UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 2, 2009
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Oil States International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16337 (Commission File Number)	76-0476605 (IRS Employer Identification No.)

Three Allen Center 333 Clay Street, Suite 4620, Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 652-0582
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On November 2, 2009, Howard Hughes, Oil States International, Inc.’s (the Company) Senior Vice President, Offshore Products provided notice that he will retire from the Company effective December 31, 2009.
Mr. Charles Moses has been named President of the Company’s offshore products business effective upon Mr. Hughes’ retirement. It is expected that Mr. Moses will also be appointed the Company’s Senior Vice President, Offshore Products. Mr. Moses has served various positions during his career at the Company’s offshore products business spanning the past 37 years. He was named the Senior Vice President of the offshore products business in 1996.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description of Document

None

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oil States International, Inc.

(Registrant)

December 11, 2009	/s/ BRADLEY J. DODSON

(Date)	Bradley J. Dodson
Vice President, Chief Financial Officer and Treasurer